                                                                   Exhibit 10.18
                       CONSENT FOR ASSIGNMENT OF INTEREST
                      relating to the Revised and Restated
                      Fiber Optics Facilities and Services
                                   Agreement



     THIS CONSENT is made as of February 20, 1997 among SCANA
COMMUNICATIONS, INC., a Mississippi corporation ("SCANA"), ITC HOLDING COMPANY, INC., a Florida corporation, ("ITC"), GULF STATES FIBERNET, a Georgia general partnership ("GSF"), GULF STATES TRANSMISSION SYSTEMS, INC., an Arkansas corporation ("GSTS") and SOUTHERN DEVELOPMENT AND INVESTMENT
GROUP, INC., a Georgia corporation ("Southern Development").

     WHEREAS, SCANA (formerly known as "MPX Systems, Inc.") and Southern Development, on behalf of and as agent for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company, Southern Electric Generating Company and Southern Company Services, Inc. (collectively, "SES") are parties to that certain Revised and Restated Fiber Optic Facilities and Services Agreement dated June 9, 1995 (the "Agreement");

     WHEREAS, SCANA and GSF are parties to that certain Partial Assignment and Assumption of the Agreement, dated as of July 25, 1995 (the "First Assignment") wherein SCANA assigned its rights to the SES routes (as defined in the Agreement), together with all rights and obligations of SCANA relating to those routes to GSF, including SCANA's rights as an Exclusive User of those routes;

     WHEREAS, Southern Development consented to the First Assignment, thereby waiving its Rights of First Offer/First Refusal as defined in Section 32.2 of the Agreement;

     WHEREAS, SCANA now desires to assign to ITC its partnership interests in GSF, as well as its fiber optic network assets, including, without limitation, its ownership interest in and all rights to use all cable and equipment under the Agreement;

     WHEREAS, GSF now desires to assign to GSTS all of GSF's assets and liabilities, including, without limitation, all rights, duties, and obligations under the Agreement obtained from the First Assignment, provided that GSTS assumes and agrees to pay, perform and discharge all of GSF's duties and obligations under the Agreement; and

     WHEREAS, Southern Development is willing to permit the aforementioned assignments by SCANA to ITC and GSF to GSTS, thereby waiving its Rights of First Offer/First Refusal as defined in Section 32.2 of the Agreement.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. All capitalized terms not otherwise defined herein shall have the meanings given such terms in the Agreement.

     2. Southern Development hereby consents to the following assignments and waives its rights under the provisions of Section 32.2 of the Agreement to the extent applicable to the Assignments:

                (i) SCANA shall assign and transfer to ITC all partnership interests in GSF and all right, title and interest to all SCANA fiber optic network assets, including without limitation, its ownership interest to and all rights to the use of fiber optic cable and equipment governed by the Agreement; and

                (ii) GSF shall assign and transfer to GSTS all GSF's assets and liabilities, including, without limitation, all of its rights, duties, and obligations under the Agreement, (collectively, the "Assignments").

     3. Southern Development's consent to the Assignments is subject to the following additional terms and conditions:

                (i) SCANA shall not be relieved of any of its obligations or liabilities under the Agreement in relation to SES; and

                (ii) ITC and GSTS shall execute such other documents as Southern Development may reasonably request from time to time to obtain full benefit of the Assignments and for ITC and GSTS to assume full responsibility for all obligations and rights under the Agreement.

     4. Unless otherwise provided in this Consent, all notices, requests, demands and other communications in connection with this Consent must be in writing and may be mailed, or delivered via facsimile or by courier to the parties at the addresses shown on the signature pages below (or at such other addresses as will be given in writing by the parties to one another) and will be effective when delivered.

     5. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     6. Except as hereby modified, amended or supplemented, the Agreement shall remain in full force and effect, and any reference hereafter made by any party hereto to the Agreement shall be deemed to refer to the same as hereby amended regardless of whether specific reference is made hereto.

     7. The validity, interpretation and performance of this Consent and each of its provisions will be governed by the laws of Georgia.

     SIGNED, SEALED AND DELIVERED.


                         SCANA COMMUNICATIONS, INC.,
                         formerly MPX Systems Inc.


                         By: /s/ K.B. Marsh
                            -----------------------------
                              Name: K.B. Marsh
                                   ----------------------
                              Title: VP & CFO
                                    ---------------------

                                 Address:



                                 TEL:
                                 FAX:
                                 Contact person:


                         ITC HOLDING COMPANY, INC.


                         By: /s/ Doug Shumate
                            -----------------------------
                              Name:  Doug Shumate
                                   ----------------------
                              Title: Vice President
                                    ---------------------

                                    Address:



                                    TEL.
                                    FAX:
                                    Contact person:



                 (Signatures continued on the following page)

                 GULF STATES FIBERNET


                 By:  Gulf States Transmission Systems, Inc., general partner
                 By:  /s/ Doug Shumate
                      -------------------------------
                      Name:  Doug Shumate
                      Title: CFO
                             ------------------------

                           Address:
                           206 West 9th Street
                           West Point, Georgia 31833


                           TEL:  800 239-3000
                           FAX:  205 850-3936
                           Contact person: Doug Shumate


                 GULF STATES TRANSMISSION SYSTEMS, INC.


                 By:/s/ Doug Shumate
                    ------------------------------
                    Name: Doug Shumate
                          ------------------------
                    Title: CFO
                          ------------------------


                        Address:



                        TEL:
                        FAX:
                        Contact person:



                 (Signatures continued on the following page)

                    SOUTHERN DEVELOPMENT AND INVESTMENT
                    GROUP, INC., on its own behalf and as agent for the other members of the Southern Electric System

                      By: /s/ Thomas R. Kellogg
                         ---------------------------------------
                         Name:  Thomas R. Kellogg
                         Title: Vice President & Gen'l Manager
                                ------------------------------

                             Address:
                             64 Perimeter Center East
                             Atlanta, Georgia 30346


                             TEL:  770 821-4950
                             FAX:  770 821-2902
                             Contact person: Robert Beason